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                                                                   EXHIBIT 10.64

                   AMENDMENT NO. 3 TO STOCKHOLDERS AGREEMENT


     THIS AMENDMENT NO. 3 TO STOCKHOLDERS AGREEMENT (the "Amendment") is made and entered into as of February 8, 2001, by and among AFC Enterprises, Inc., a Minnesota corporation (the "Company"), and the following Stockholders thereof (collectively, the "Stockholders"): FS Equity Partners III, L.P., a Delaware limited partnership; FS Equity Partners International, L.P., a Delaware limited partnership; PENMAN Private Equity and Mezzanine Fund, L.P.; Canadian Imperial Bank of Commerce; Pilgrim Prime Rate Trust; Van Kampen American Capital Prime Rate Income Trust; Senior Debt Portfolio; ML IBK Positions, Inc.; Frank J. Belatti; Dick R. Holbrook; Samuel N. Frankel; Smith Barney, Inc., as custodian for the Rollover Individual Retirement Account of Rockwell A. Schnabel; and Amstel Capital.

                                   RECITALS
                                   --------

     A. The Stockholders are parties to a Stockholders Agreement, dated April 11, 1996 (as amended by Amendment No. 1, dated May 1, 1996 and Amendment No. 2, dated August 5, 1996, the "Stockholders Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Stockholders Agreement.

     B. The Stockholders desire to amend the Stockholders Agreement to eliminate the right of the Stockholders to demand registration of their Registrable Securities after April 11, 2001.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

     1. Section 2.1(a) of Exhibit A to the Stockholders Agreement is hereby amended in its entirety as follows:

          SECTION 2.1
                         Demand Registration
                         -------------------

               (a)  Request for Registration.  At any time on or after the date
                    ------------------------
          which is six months following the closing of the Initial Public Offering, or at any time after April 11, 2002, any Holder or Holders owning, individually or in the aggregate, at least the Requisite Share Number may make a written request for registration under the Securities Act of all or part of its or their Registrable Securities (a "Demand Registration); provided that the Holder or Holders making
                                    --------
          the request are together requesting that the Requisite Share Humber be registered, and provided, further, that the Company shall not be
                          -----------------
          obligated to effect (i) more than one Demand Registration in any 18-month period or (ii) more than one Demand Registration for each of (A) the FS Stockholder, PENMAN and their Permitted Transferees, as a group, provided that only the FS Stockholder (or its Permitted Transferees) may initiate a demand registration for the group identified in this clause (A), and (B) the Existing Stockholders and their Permitted Transferees as a group. Such request will specify the number of
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          shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders. Within 20 days after receipt of such notice by any Holder, such Holder may request in writing that Registrable Securities be included in such registration. Each such request by such other Holders (each, an "Other Holder Notice") shall specify the number of shares of Registrable Securities proposed to be sold and the intended method of disposition thereof. With respect to a Demand Registration initiated by Existing Stockholder (or Permitted Transferees) as described above, the Company shall include in such Demand Registration the Registrable Securities of any other Existing Stockholder (or Permitted Transferees) requested to be so included and such Existing Stockholder shall be deemed to be a Holder who Initiated a Demand Registration for purposes of this Exhibit A, including, without limited, Section 2.1 and Section 2.3. With respect to a Demand Registration initiated by the FS Stockholder (or its Permitted Transferees) as described above, the Company shall include in such Demand Registration the Registrable Securities of PENMAN (or its Permitted Transferees) requested to be so included and PENMAN shall be deemed for purposes of this Exhibit A, including Section 2.3, to be a Holder who initiated the Demand Registration. Unless the FS Stockholder shall consent in writing, no other party, including the Company, shall be permitted to offer securities under any Demand Registration initiated by the FS Stockholder. Unless a majority in interest of the participating Existing Stockholders shall consent in writing, no other party, including the Company, shall be permitted to offer securities under any Demand Registration initiated by the Existing Stockholders.

     2.   Governing Law.  This Amendment shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of Minnesota without regard to the conflicts of laws rules thereof.

     3.   Representations and Warranties.  Each Stockholder represents and
          ------------------------------
warrants (a) that such Stockholder has full power, capacity, right and authority, and any requisite approvals or consents to enter into and perform the Stockholders Agreement and this Amendment; and (b) that the Stockholders Agreement and this Amendment and the performance of its obligations thereunder have been duly authorized, executed and delivered by such Stockholder and are valid and binding agreements, enforceable against such Stockholder in accordance with their respective terms.

     4.   Counterparts.  This Amendment may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

FS EQUITY PARTNERS III, L.P.,                AFC ENTERPRISES, INC.
a Delaware limited partnership

By:  FS Capital Partners, L.P.               By: /s/ Dick R. Holbrook
     Its: General Partners                       -----------------------------
                                                 Its: Dick R. Holbrook

     By: FS Holdings, Inc.                   PILGRIM PRIME RATE TRUST

     By: John M. Roth                        By: Jeffrey Bakalar
         ---------------------------------       -----------------------------
         Its:                                    Its: Jeffrey Bakalar

FS EQUITY PARTNERS INTERNATIONAL,            VAN KAMPEN AMERICAN CAPITAL
L.P., a Delaware limited partnership         PRIME RATE INCOME TRUST

By:  FS & Co. International, L.P.            By: /s/ Howard Tiffen
     Its:  General Partners                      -----------------------------
                                                 Its: Howard Tiffen

     By: FS International Holdings Limited   PENMAN PRIVATE EQUITY AND
         Its: General Partner                MEZZANINE FUND, L.P., a Delaware
                                             limited partnership

     By: John M. Roth                        By: PENMAN Asset Management, L.P.
         ---------------------------
         Its:                                    Its: General Partner

CANADIAN IMPERIAL BANK OF                    By: /s/ Kelvin Pennington
COMMERCE                                         ------------------------------
                                                 Its: Kelvin Pennington

By: /s/ R. B. Layman                         SENIOR DEBT PORTFOLIO
    ----------------------------------
    Its: R. B. Layman
                                             By: Boston Management and Research
FRANK J. BELATTI                                 as Investment Advisor

    /s/ Frank J. Belatti                     By: /s/ Scott H. Page
-------------------------------------            -------------------------------
                                                 Its: Scott H. Page

SAMUEL N. FRANKEL                            DICK R. HOLBROOK

    /s/ Samuel N. Frankel                        /s/ Dick R. Holbrook
-------------------------------------        -----------------------------------

                      [SIGNATURES CONTINUED ON NEXT PAGE]

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SMITH BARNEY, INC.                           ML IBK POSITIONS, INC.
As custodian for the Rollover Individual
Retirement Account of ROCKWELL A.            By:      [ILLEGIBLE]
 SCHNABEL                                       --------------------------------
                                                Its:

By:
   -----------------------------------       AMSTEL CAPITAL
   Its:
                                             By: /s/ Rockwell A. Schnabel
                                                --------------------------------
                                                Its: